IMPAIRMENT, NET OF REVERSALS	12 Months Ended
Dec. 31, 2017
IMPAIRMENT, NET OF REVERSALS
IMPAIRMENT, NET OF REVERSALS

8.               IMPAIRMENT, NET OF REVERSALS

	Years ended December 31,
	2017	2016
Property, plant and equipment (i)	$21.5	$68.3
Inventory and other assets (ii)	—	71.3

	$21.5	$139.6

i.Property, plant and equipment

At December 31, 2017, upon completion of the annual assessment of the carrying values of its CGUs, the Company recorded a net impairment charge of $21.5 million.  The impairment charge was entirely related to property, plant and equipment and included an impairment charge of $253.0 million at Paracatu, partially offset by impairment reversals at Tasiast and Fort Knox of $142.9 million and $88.6 million, respectively. The impairment reversals at Tasiast and Fort Knox were mainly due to an increase in the Company’s short-term and long-term gold price estimates, as well as Tasiast Phase Two progressing as planned and additions to Fort Knox’s mineral reserve estimates. For Tasiast, the reversal represents a partial reversal of the total impairment charges previously recorded. For Fort Knox, the reversal represents a full reversal of the remaining impairment charge recorded in 2015.  The impairment charge at Paracatu was mainly a result of changes in the fiscal regime in Brazil that were considered in the cash flow analysis used to assess its recoverable amount.  The tax impact on the impairment reversal at Paracatu was a recovery of $86.0 million.  The tax impact on the impairment reversal at Fort Knox was an expense of $2.4 million.  There was no tax impact on the impairment reversal at Tasiast.  The net tax recovery of $83.6 million was recorded within income tax expense.  After giving effect to the impairment charge and impairment reversals, the carrying values of Paracatu, Tasiast, and Fort Knox were $1,275.6 million, $1,417.5 million, and $420.2 million, respectively, as at December 31, 2017. The significant estimates and assumptions used in the impairment assessment are disclosed in Note 3 to the financial statements.

As at September 30, 2016, the Company identified the suspension of mining at Maricunga as an indication of impairment and performed an impairment assessment to determine the recoverable amount of the Maricunga CGU.  The recoverable amount was determined by considering observable market values for comparable assets.  As the recoverable amount was lower than the carrying amount, an impairment charge of $68.3 million was recorded against property, plant and equipment, resulting in a carrying amount of $(10.9) million for the Maricunga CGU.  The carrying amount was negative as a result of reclamation and remediation obligations.  No impairment charges were recorded as a result of the annual assessment of the carrying value of the Company’s CGUs at December 31, 2016.

Key assumptions and sensitivity

The significant estimates and assumptions used in the Company’s annual impairment assessments are disclosed in Note 3 to the financial statements.  The Company performed a sensitivity analysis on all key assumptions and determined that no reasonably possible change in any of the key assumptions would cause the carrying value of any CGU carrying goodwill to exceed its recoverable amount.

ii.Inventory and other assets

In 2016, the Company recognized impairment charges of $71.3 million related to metals and supplies inventory at Maricunga, resulting from the suspension of mining during the year.